Exhibit 10.3

FORM OF JOINDER AGREEMENT

     Reference is made to the Sixth Amended and Restated Limited Liability Company Operating Agreement of GMAC LLC, dated as of May 22, 2009, as amended (the “LLC Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the LLC Agreement.

     Pursuant to the admission of the undersigned as an Additional Member of the LLC Agreement, the undersigned agrees to be bound by all the applicable terms and conditions of the LLC Agreement. This Joinder Agreement is delivered by the undersigned pursuant to Section 3.2(b) of the LLC Agreement.

     This Joinder Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute one and the same agreement.

     THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF DELAWARE.

     In witness whereof, this letter agreement has been duly executed and delivered by the duly authorized representatives of the parties hereto as of the date written below.

By: __________________________________
Name: ________________________________
Title: _________________________________
Mailing Address: ________________________

_____________________________________
Telephone: ____________________________
Facsimile: _____________________________
Electronic mail address: ___________________
Taxpayer Identification
or Social Security Number: ________________